UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

(Amendment No. 1)

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2011

FORMFACTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50307	13-3711155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Form 8-K filed on March 14, 2011, Michael W. Zellner was appointed to serve as a director of FormFactor, Inc., effective as of April 13, 2011.

Pursuant to Instruction 2 of Item 5.02, this amendment to the previously-filed Form 8-K is being filed to report that, effective May 19, 2011, Mr. Zellner was appointed chairperson of the Audit Committee.  Lothar Maier, who served as chairperson of the Audit Committee prior to Mr. Zellner’s appointment to committee, remains a member of the committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Dated: May 24, 2011	By:		/s/ Stuart L. Merkadeau
		Name:	Stuart L. Merkadeau
		Title:	Senior Vice President,
General Counsel and Secretary